UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

MPLX LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35714	45-5010536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street

Findlay, Ohio 45840

(Address of principal executive offices, including zip code)

(419) 672-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Exchange Offers

On December 22, 2015, MPLX LP (“MPLX”) settled its previously announced exchange offers and consent solicitations (the “Exchange Offers”) for (i) any and all 5.500% Senior Notes due February 15, 2023 (the “Existing MarkWest 5.500% 2023 Notes”) issued by MarkWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (together, “MarkWest”) for up to an aggregate principal amount of $750.0 million new 5.500% Senior Notes due February 15, 2023 (the “New MPLX 5.500% 2023 Notes”) issued by MPLX and cash, (ii) any and all 4.500% Senior Notes due July 15, 2023 (the “Existing MarkWest 4.500% 2023 Notes”) issued by MarkWest for up to an aggregate principal amount of $1.0 billion new 4.500% Senior Notes due July 15, 2023 (the “New MPLX 4.500% 2023 Notes”) issued by MPLX and cash, (iii) any and all 4.875% Senior Notes due December 1, 2024 (the “Existing MarkWest 4.875% 2024 Notes”) issued by MarkWest for up to an aggregate principal amount of $1.15 billion new 4.875% Senior Notes due December 1, 2024 (the “New MPLX 4.5875% 2024 Notes”) issued by MPLX and cash and (iv) any and all 4.875% Senior Notes due June 1, 2025 (the “Existing MarkWest 4.875% 2025 Notes”) issued by MarkWest for up to an aggregate principal amount of $1.2 billion new 4.875% Senior Notes due June 1, 2025 (the “New MPLX 4.875% 2025 Notes”) issued by MPLX and cash.

The Existing MarkWest 5.500% 2023 Notes, the Existing MarkWest 4.500% 2023 Notes, the Existing MarkWest 4.875% 2024 Notes and the Existing MarkWest 4.875% 2025 Notes are referred to herein collectively as the “Existing MarkWest Notes.” The New MPLX 5.500% 2023 Notes, the New MPLX 4.500% 2023 Notes, the New MPLX 4.875% 2024 Notes and the New MPLX 4.875% 2025 Notes are referred to herein collectively as the “New MPLX Notes.” The Exchange Offers were made in connection with the combination of MarkWest and MPLX that closed on December 4, 2015.

New MPLX Notes

Pursuant to the Exchange Offers, MPLX issued approximately (i) $709.8 million in aggregate principal amount of New MPLX 5.500% 2023 Notes, (ii) $988.5 million in aggregate principal amount of New MPLX 4.500% 2023 Notes, (iii) $1,149.0 million in aggregate principal amount of New MPLX 4.875% 2024 Notes and (iv) $1,189.0 million in aggregate principal amount of New MPLX 4.875% 2025 Notes.

The New MPLX 5.500% 2023 Notes mature on February 15, 2023 and bear interest at a rate of 5.500% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2016. The New MPLX 4.500% 2023 Notes mature on July 15, 2023 and bear interest at a rate of 4.500% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2016. The New MPLX 4.875% 2024 Notes mature on December 1, 2024 and bear interest at a rate of 4.875% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2016. The New MPLX 4.875% 2025 Notes mature on June 1, 2025 and bear interest at a rate of 4.875% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2016.

The New MPLX Notes are unsecured senior obligations of MPLX and rank equally in right of payment with all of its other senior unsecured debt and are structurally subordinated to the secured and unsecured debt of MPLX’s subsidiaries, including any debt of MarkWest that remains outstanding. The New MPLX Notes have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The terms of the New MPLX Notes are governed by an indenture, dated as of February 12, 2015 (the “Base Indenture”), as supplemented with respect to the New MPLX 5.500% 2023 Notes by the second supplemental indenture, dated as of December 22, 2015 (the “Second Supplemental Indenture”), as supplemented with respect to the New MPLX 4.500% 2023 Notes by the third supplemental indenture, dated as of December 22, 2015 (the “Third Supplemental Indenture”), as supplemented with respect to the New MPLX 4.875% 2024 Notes by the fourth supplemental indenture, dated as of December 22, 2015 (the “Fourth Supplemental Indenture”), and as supplemented with respect to the New MPLX 4.875% 2025 Notes by the fifth supplemental indenture, dated as of December 22, 2015 (the “Fifth Supplemental Indenture,” and collectively with the Base Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture, the “Indenture”), in each case by and between MPLX and The Bank of New York Mellon Trust Company, N.A., as trustee. The Indenture contains customary covenants that, among other things, limit the ability of MPLX and its subsidiaries to create or incur mortgages and other liens and to enter into sale and leaseback transactions with respect to principal properties. In addition, upon the occurrence of a “change of control,” as defined in the Indenture, MPLX is required to offer to repurchase the New MPLX Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.

MPLX may redeem the New MPLX 5.500% 2023 Notes, in whole or in part, at MPLX’s option, at any time and from time to time after August 15, 2017 at the redemption prices (expressed as a percentage of principal amount) set forth in the Indenture, plus accrued and unpaid interest thereon to the date of redemption. MPLX may redeem the New MPLX 5.500% 2023 Notes in whole or in part, at MPLX’s option, at any time and from time to time prior to August 15, 2017, at a redemption price equal to 100% of the principal amount of the New MPLX 5.500% 2023 Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption, plus the “make whole amount” as defined in the Indenture.

MPLX may redeem the New MPLX 4.500% 2023 Notes, the New MPLX 4.875% 2024 Notes and the New MPLX 4.875% 2025 Notes in whole or in part, at MPLX’s option, at any time and from time to time prior to April 15, 2023, with respect to the New MPLX 4.500% 2023 Notes, September 1, 2024, with respect to the New MPLX 4.875% 2024 Notes, and March 1, 2025 with respect to the New MPLX 4.875% 2025 Notes, at a redemption price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the principal amount and the remaining scheduled payments of interest on the notes to be redeemed, discounted from the scheduled payment dates to the date of redemption at the “treasury rate,” as defined in the Indenture, plus 50 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

MPLX may redeem the New MPLX 4.500% 2023 Notes, the New MPLX 4.875% 2024 Notes and the New MPLX 4.875% 2025 Notes in whole or in part, at MPLX’s option, at any time and from time to time after April 15, 2023, with respect to the New MPLX 4.500% 2023 Notes, September 1, 2024, with respect to the New MPLX 4.875% 2024 Notes, and March 1, 2025 with respect to the New MPLX 4.875% 2025 Notes, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or the acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments.

Registration Rights Agreement

In connection with the issuance of the New MPLX Notes, MPLX also entered into a registration rights agreement, dated December 22, 2015 (the “Registration Rights Agreement”), by and between MPLX, as issuer, MPLX GP LLC, as general partner, and each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers (the “Dealer Managers”). Under the Registration Rights Agreement, MPLX agreed, among other things, to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New MPLX Notes within 180 days after December 22, 2015 (the “Settlement Date”); (ii) cause such exchange offer registration statement to be declared effective by the SEC within 255 calendar days after the Settlement Date; (iii) keep such exchange offer registration statement effective until the closing of the exchange offers; and (iv) subject to certain limitations, cause the exchange offers to be consummated not later than 365 days following the Settlement Date.

If, among other events, the exchange offers are not consummated on or prior to the 365th day following the Settlement Date, MPLX would be required to pay special additional interest, in an amount equal to 0.25% per annum of the principal amount of the New MPLX Notes, for the first 90 days following default. Thereafter, the amount of special additional interest will increase to 0.50% per annum until the default is cured.

The Dealer Managers have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPLX and its affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing descriptions of the Registration Rights Agreement, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture are qualified in their entirety by reference to the Registration Rights Agreement, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Remaining Existing MarkWest Notes

Following the consummation of the Exchange Offers, MarkWest had outstanding approximately (i) $40.2 million in aggregate principal amount of Existing MarkWest 5.500% 2023 Notes, (ii) $11.5 million in aggregate principal amount of Existing MarkWest 4.500% 2023 Notes, (iii) $1.0 million in aggregate principal amount of Existing MarkWest 4.875% 2024 Notes and (iv) $11.0 million in aggregate principal amount of Existing MarkWest 4.875% 2025 Notes. The Existing MarkWest Notes were issued under an indenture, dated as of November 2, 2010 (as supplemented and amended, the “MarkWest Notes Indenture”) by and among MarkWest, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as the trustee. In connection with the Exchange Offers, MarkWest solicited the consents of the holders of the Existing MarkWest Notes to amend the MarkWest Notes Indenture to remove certain restrictive and reporting covenants. The Existing MarkWest Notes are the senior unsecured obligations of MarkWest.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of December 22, 2015, by and between MPLX LP, as issuer, MPLX GP LLC, as general partner, and each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers

4.2	Second Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.3	Third Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.4	Fourth Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.5	Fifth Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MPLX LP

By: MPLX GP LLC, its General Partner

Date: December 22, 2015	By:	/s/ Nancy K. Buese
	Name:	Nancy K. Buese
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of December 22, 2015, by and between MPLX LP, as issuer, MPLX GP LLC, as general partner, and each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers

4.2	Second Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.3	Third Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.4	Fourth Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).

4.5	Fifth Supplemental Indenture, dated as of December 22, 2015, by and between MPLX LP and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).